TIFF INVESTMENT PROGRAM (“TIP”)
TIFF MULTI-ASSET FUND (“MAF”)

Supplement Dated July 1, 2026
to the Prospectus Dated April 30, 2026, as Supplemented April 30, 2026

This supplement provides new and additional information to the MAF Prospectus referenced above.

On June 23, 2026, the Board of Trustees of TIP (the “Board”) approved (i) a money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (the “Fund”), and Phoenix Asset Management Partners Limited (“Phoenix”), a new money manager for the Fund, and (ii) a money manager agreement between TIP, on behalf of the Fund, and Fidelity Diversifying Solutions LLC (“Fidelity”), a new money manager for the Fund, both effective July 1, 2026. The Board also approved an amended and restated fee schedule to the money manager agreement between the Fund and CenterBook Partners LP (“CenterBook”). Finally, effective July 1, 2026, portfolio manager Trevor Graham was appointed Co-Chief Investment Officer of TIP and Brad Calder was added as a portfolio manager of the Fund.

The following fees and expenses table and expense example replace in their entirety the fees and expenses table and the expense example on page 1 of the Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	1.05%
Other Expenses [a]	0.53%
Other Expenses	0.46%
Expenses for Securities Sold Short	0.07%
Acquired Fund Fees and Expenses	0.74%
Fee Waiver	(0.03)%
Total Fund Operating Expenses After Fee Waiver [a], [b]	2.29%

[a]	Management Fees, Other Expenses and Total Annual Fund Operating Expenses have been restated to show an estimate of what the Fund’s expenses would have been in 2025 had the fee schedules in the new money manager agreements with Fidelity and Phoenix and the amended and restated fee schedule with CenterBook been in effect during 2025. In each case, the restated fees and expenses show only the effects of the asset-based portion of the fee schedules but not the performance-based portion of the fee schedules.

[b]	Total Annual Fund Operating Expenses does not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$232	$715	$1,224	$2,621

The following table replaces in its entirety the table under the heading “Portfolio Management” on page 6 of the Prospectus:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, LLC	Trevor Graham	Co-Chief Investment Officer	2013
	Jay Willoughby	Co-Chief Investment Officer	2015
	Zhe Shen	Managing Director	2022
	Brad Calder	Managing Director	2026

The second full paragraph on page 2 of the Prospectus, the paragraph with the heading “Direct Trading Strategy Risks” on page 3 of the Prospectus, the second paragraph regarding TIFF Advisory Services, LLC on page 8 of the Prospectus, the paragraph with the heading “Direct Trading Strategy Risks” on pages 11-12 of the Prospectus, and the paragraph with the heading “Form 13F Data Risks” on page 12 of the Prospectus are hereby deleted in their entirety.

The following paragraph regarding CenterBook Partners LP (“CenterBook”) replaces the current paragraph regarding CenterBook on pages 7-8 of the Prospectus:

“CenterBook Partners LP manages a diversified portfolio of both long and short positions, with a focus on US publicly traded equities. CenterBook uses alpha signals extracted from the research and position data of a diversified group of independent, process-oriented fundamental equity managers and combines them with quantitative position sizing and risk management to achieve a diversified portfolio. CenterBook may have long exposure of up to 180% of net assets and short exposure of up to 90% of net assets, with an aggregate gross exposure limit of 260% of net assets. Actual long and short exposures will vary according to market conditions.”

The following paragraph regarding Fidelity is added under the heading “Money Managers and Their Strategies” on page 8 of the Prospectus, after the description of Eversept Partners, L.P.:

“Fidelity Diversifying Solutions LLC manages a diversified portfolio of both long and short positions, with a focus on US publicly traded equities. Fidelity uses alpha signals extracted from multiple differentiated data sets including: (1) fundamental analysts, (2) portfolio managers, and (3) alternative data. Fidelity’s strategy seeks to generate its returns from stock selection with low factor and industry risks. Fidelity may have long exposure of up to 150% of net assets and short exposure of up to 50% of net assets, with an aggregate gross exposure limit of 200% of net assets. Actual long and short exposures will vary according to market conditions.”

The following paragraph regarding Phoenix is added under the heading “Money Managers and Their Strategies” on page 8 of the Prospectus, after the description of NewGen Asset Management Limited:

“Phoenix Asset Management Partners Limited invests primarily in equity securities. The manager will normally hold a limited number (typically 10 to 15) of companies. However, from time to time the manager may hold fewer or more companies. The manager seeks to invest in a concentrated portfolio of global equities, focusing on high-quality businesses with a high and enduring return on capital, protected by a durable competitive advantage, that can be purchased at prices offering a significant margin of safety against permanent loss of capital. The manager's investment process is index-agnostic and prioritizes long-term capital compounding over short-term market movements.”

The following paragraph regarding CenterBook replaces the current paragraph regarding CenterBook on page 17 of the Prospectus:

“CenterBook Partners LP (55 Railroad Avenue, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance, with the performance-based fee decreasing as CenterBook’s total assets under management increase. The manager receives an asset-based fee of 0.75% per year on all assets comprising the portfolio and a performance-based fee ranging from 10% to 20% of the amount by which the value of the portfolio exceeds the value of a hurdle account, determined by reference to the Russell 3000 Index, calculated over 12-month periods ending December 31. David Stemerman (Co-Founder, Chief Executive Officer and Chief Investment Officer) co-founded CenterBook in 2020 and has been with the firm since that time. Prior to that, he founded and was Portfolio Manager/Managing Member of Conatus Capital, a multi-billion-dollar global long/short equity fund manager, from 2008-2017. Before founding Conatus, Mr. Stemerman was a Partner and Portfolio Manager at Lone Pine Capital. Chris White (Head of Portfolio Implementation and Risk) joined CenterBook in 2020. Prior to that, he was Head of Alpha Strategies and co-head of Quant for Graticule Asset Management Asia from 2019 through April 2020. From 2013 through 2018, he was a Partner of Nezu Asia Capital Management, where, as Head of Portfolio Construction and Risk, he was responsible for systematic implementation of fundamental alpha sources.”

The following paragraph regarding Fidelity is added under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 17 of the Prospectus, after the description of Eversept Partners, L.P.:

“Fidelity Diversifying Solutions LLC (245 Summer Street, Boston MA 02210) is compensated in part based on assets and in part based on performance. The asset-based fee, calculated monthly and paid no later than the last day of the month immediately following the end of the month to which the management fee relates, ranges from 0.25% to 0.50% per annum on assets comprising the portfolio and the asset-based fee rate is determined based upon the greater of (i) the net amount of TIFF Assets (as defined below) invested with Fidelity (the sum of all TIFF Assets contributed to Fidelity less the sum of all TIFF Assets withdrawn from Fidelity) and (ii) the current value of the TIFF Assets, each as of the beginning of the relevant month. The performance-based fee the manager may receive is 20% of the amount by which the value of the portfolio exceeds the value of a benchmark rate, determined by the rate of net returns of the Russell 1000 Index, generally calculated over 12-month periods each ending December 31. “TIFF Assets” means the total assets that are managed by Fidelity or its affiliates for the Fund and other funds advised by TAS or its affiliates, whether through a separate account or an interest in a pooled investment fund. Jonathan Pike (Quantitative Researcher), David Sargent (Quantitative Researcher) and Matt Torrey (Portfolio Manager) have primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Pike joined Fidelity in 2021 and prior to assuming his current role was an analyst at Point 72 Asset Management in the alpha capture book. Mr. Sargent joined Fidelity in 2023 and prior to assuming his current role was a quantitative researcher at Bain Capital Partnership Strategies, LP, where he was responsible for leading alpha research and co-managed an internal long only alpha capture portfolio. Mr. Torrey joined Fidelity in 1990.”

The following paragraph regarding Phoenix is added under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 18 of the Prospectus, after the description of NewGen Asset Management Limited:

“Phoenix Asset Management Partners Limited (80-82 Glentham Road, London, England WW13 9JJ) is compensated based on performance. The performance-based fee the manager may receive is 22% of the amount by which the value of the portfolio exceeds the value of a benchmark rate, determined by the rate of net returns of the MSCI World Index Total Return, generally calculated over 12-month periods each ending December 31. James Wilson, Partner and Portfolio Manager, has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Wilson is a partner at Phoenix, and has been with the firm since 2013, and has 17 years' experience as an equity analyst. He holds a master's degree in Civil Engineering and has passed all three levels of the CFA program.”

The following paragraph replaces in its entirety the current paragraph regarding TIFF Advisory Services, LLC (“TAS”) under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 19 of the Prospectus, after the description of Strategy Capital LLC:

“TIFF Advisory Services, LLC (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on the Fund’s average daily net assets. The manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. Trevor Graham (Co-Chief Investment Officer of TAS and TIP) joined TAS in 2012. Prior to joining TAS, he was a managing director in the Office of Investments at New York-Presbyterian Hospital from 2008 to 2012. Previous to that, Mr. Graham was an investment officer at the Museum of Modern Art in New York. Jay Willoughby (Co-Chief Investment Officer of TAS and TIP) joined TAS in 2015. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 − 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Brad Calder (Managing Director) joined TAS in 2015. Prior to joining TAS, Mr. Calder was a generalist investor at The Wallace Foundation and The Lepercq Group (a family office), investing across asset classes. Zhe Shen (Managing Director) joined TAS in 2021. Prior to joining TAS, Mr. Shen was a portfolio manager at The Portland House Group Pty. Ltd. from 2016 through 2021. Messrs. Graham and Willoughby have ultimate responsibility for asset allocation, investment decisions, portfolio construction, and the fixed income segment for the Fund. Mr. Calder and Mr. Shen are responsible for sourcing and recommending money managers and acquired funds within the Equity-Oriented Assets and Diversifying Strategies segments, respectively, of the Fund’s portfolio. Messrs. Graham, Willoughby, Calder and Shen serve on TAS’s investment committee and consult regularly with the other members of the investment committee.”

The following paragraph replaces in its entirety the current first paragraph under the heading “Shareholder Information” on page 20 of the Prospectus:

“Eligible Shareholders. The Fund will accept as new shareholders only those organizations that meet the eligibility criteria set forth below under the heading Eligibility Criteria and are “accredited investors” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and the SEC’s interpretations thereof, which generally contemplate, among other criteria, that an organization have total assets in excess of $5 million. In addition, shareholders in the Fund must be “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, which generally means that an organization must maintain a minimum balance of at least $1.4 million in the Fund or have a net worth of more than $2.7 million. The Fund may in its discretion accept a new shareholder that is not an “accredited investor,” provided that such new shareholder is a “qualified client.” Typically, a new shareholder accepted under these circumstances would have an investment in another fund bearing the TIFF name or would be an affiliate of or otherwise related to another shareholder in TIP or another investment fund bearing the TIFF name. TAS and its affiliates, including other vehicles managed or sponsored by TAS or its affiliates, TAS advisory board members and employees, TIP trustees and TIFF Charitable Foundation (“TCF”) directors (including any of their retirement or other accounts) are not subject to the “accredited investor” criterion. From time to time the Fund may impose additional eligibility criteria. In addition, the definition of “accredited investor” and “qualified client” are expected to be changed periodically by the SEC and TIP may need to adjust its shareholder requirements in accordance with any such changes.”

Please keep this supplement for future reference.

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